SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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DELCATH SYSTEMS, INC.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2008

Notice is hereby given that an Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation, will be held on Wednesday, June 4, 2008 at 11:00 a.m. (Eastern Time) at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, N.Y., for the following purposes:

1.	To elect one Class II director to serve until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal No. 1);

2.
To consider and act upon a proposal to ratify the Board’s selection of Carlin, Charron & Rosen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008 (Proposal No. 2); and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

Only stockholders of record of our Common Stock, $0.01 par value per share, at the close of business on Monday, April 14, 2008 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

A copy of our Annual Report to Stockholders for the year ended December 31, 2007, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own.

Only record or beneficial owners of Delcath’s Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the annual meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors

RICHARD TANEY
President and Chief Executive Officer

New York, New York
April 24, 2008

i

TABLE OF CONTENTS (cont’d)

ii

PROXY STATEMENT

Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Delcath Systems, Inc., a Delaware corporation, for use at the 2008 Annual Meeting of Stockholders of Delcath to be held at 11:00 a.m. (Eastern Time) on Wednesday, June 4, 2008, at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, N.Y., and at any adjournment thereof.

Only stockholders of record as of the close of business on April 14, 2008 (the “Record Date”) of our Common Stock, $0.01 par value per share (the “Common Stock”) will be entitled to notice of, and to vote at, the meeting. As of the Record Date, 25,259,284 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy. Granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at the address set forth above at any time before the original proxy is exercised or (ii) voting in person at the meeting.

Each of Richard Taney and Paul M. Feinstein are named as attorneys in the proxy. Mr. Taney is our President and Chief Executive Officer and is also a member of our Board of Directors. Mr. Feinstein is our Chief Financial Officer. Mr. Taney or Mr. Feinstein will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Any stockholder granting a proxy has the right to withhold authority to vote for the nominees to the Board of Directors or either of them. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting.

The stockholders will consider and vote upon (i) a proposal to elect one Class II director to serve until the 2011 Annual Meeting of Stockholders and (ii) a proposal to ratify the Board’s selection of Carlin, Charron & Rosen, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2008. Stockholders also will consider and act upon such other business as may properly come before the meeting.

A copy of our Annual Report to Stockholders for the year ended December 31, 2007, which contains financial statements and other information of interest to stockholders, will first be mailed to stockholders, along with these proxy materials, on or about April 30, 2008.

VOTING PROCEDURES

Mr. Taney or Mr. Feinstein will vote all shares represented by properly executed proxies returned in time to be counted at the meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for the nominee for director, or which contain one or more abstentions, as well as broker non-vote shares (i.e., shares held in street name which cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares) are counted as present for purposes of determining the presence or absence of a quorum for the meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting as specified in such proxies. As noted above, proxies will be voted as recommended by our Board on all matters and will be voted in the discretion of the proxy holder on any other matters that properly come before the meeting, if no voting instructions are indicated.

The director will be elected by a plurality of the votes cast, in person or by proxy, at the meeting. The nominee receiving the highest number of affirmative votes of the shares voting on the election of directors will be elected as director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

For all other matters that may be submitted to stockholders at the meeting, the affirmative vote of a majority of shares present (in person or represented by proxy) and voting on that matter will be required for approval. Shares abstaining and broker non-votes, since they are not voting on a matter, will not have the same effect as votes against the matter.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of the Record Date, certain information regarding the ownership of Delcath’s voting securities by (i) each director (or nominee for director) of Delcath, (ii) each Named Executive Officer and (iii) all directors and executive officers as a group. To the Company’s knowledge, except as disclosed in the table below, no person or group beneficially owns more than 5% of the Company’s outstanding common stock. Each of the stockholders named below has a business address c/o Delcath Systems, Inc., 600 Fifth Avenue, 23rd Floor, New York, NY 10020.

Directors, Executive Officers and 5% Stockholders(1)	Shares Beneficially Owned(2)	Percentage of Common Shares Outstanding(3)
Robert Ladd(4)	2,841,839	11.2%
Richard Taney(5)	356,000	1.4%
Harold S. Koplewicz, M.D.(6)	285,000	1.1%
Laura A. Philips, Ph.D., MBA(7)	164,000	0.6%
Jonathan Lewis, M.D.(8)	150,000	0.6%
Paul M. Feinstein(9)	38,375	0.2%
All directors and executive officers as a group (six persons)(10)	3,835,214	14.7%
M.S. Koly(11)	1,483,311	5.9%
Venkol Trust	670,701	2.7%

(1)
Except as otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares owned, based on the information provided to us by the persons or entities named in the table.

(2)
Shares of Common Stock subject to options or warrants exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage owned by the person or entity holding such options or warrants.

(3)
Percentage of beneficial ownership is calculated on the basis of the amount of outstanding securities (Common Stock) at the Record Date (25,259,284 shares) plus, for each person or entity, any securities that person or entity has the right to acquire within 60 days pursuant to stock options or other rights.

(4)
Mr. Ladd is a director of Delcath. Mr. Ladd has sole voting and dispositive power with respect to these shares. The figure above also includes vested stock options to purchase 40,000 shares of Common Stock.

(5)
Mr. Taney is the President and CEO of Delcath and is also a director. The figure above represents 116,000 shares owned directly by him. The figure above also includes vested stock options to purchase 240,000 shares of Common Stock.

(6)
Dr. Koplewicz is the Chairman of the Board of Directors of Delcath. The figure above represents 45,000 shares owned directly by him. The figure above also includes vested stock options to purchase 240,000 shares of Common Stock.

(7)
Dr. Philips is a director of Delcath. The figure above represents 14,000 shares owned directly by her or her spouse. The figure above also includes vested stock options to purchase 150,000 shares of Common Stock.

(8)	Dr. Lewis is a director of Delcath. The figure above represents vested stock options to purchase 150,000 shares of Common Stock.
(9)	Mr. Feinstein is the Chief Financial Officer and Treasurer of Delcath. The figure above includes vested stock options to purchase 35,000 shares of Common Stock.
(10)
The number of shares beneficially owned by all directors and executive officers as a group includes 855,000 shares of Common Stock issuable within 60 days of the Record Date upon exercise of stock options granted to directors and executive officers pursuant to our various stock option plans.

(11)
Includes 812,610 shares held by Mr. Koly, the former President, CEO and director of the Company, and 670,701 shares held by the Venkol Trust, of which Mr. Koly has a pecuniary interest in approximately 63,000 shares. Mr. Koly is a trustee of this trust and is deemed the beneficial owner of its shares because of his voting power.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.

Attendance

The Board of Directors met 10 times during year ended December 31, 2007. During 2007, each of the then-directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

It is the Company’s policy that, absent unusual or unforeseen circumstances, all of the directors are expected to attend annual meetings of stockholders. All of the Company’s then-directors attended the Company’s 2007 Annual Meeting of Stockholders.

Board Independence

The Company applies the standards of the NASDAQ Stock Market, Inc., the stock exchange upon which the Company’s Common Stock is listed, for determining the independence of the members of its Board of Directors and Board committees. The Board has determined that each of the following directors is independent within the meaning of such rules: Dr. Harold Koplewicz, Dr. Laura Philips, Dr. Jonathan Lewis and Robert Ladd.

Board Committees

Our Board of Directors has three standing committees of the Board: a Compensation and Stock Option Committee, an Audit Committee and a Nominating and Corporate Governance Committee. Following are the members of each of these Board committees:

	Compensation and Stock Option Committee		Audit Committee		Nominating and Corporate Governance Committee
Mr. Taney	–		–		–
Dr. Koplewicz	X		X		X	(1)
Dr. Philips	X		X	(1)	X
Dr. Lewis	X	(1)	X		X
Mr. Ladd	X		X		X

(1) Chair of the Committee.

Compensation and Stock Option Committee

The Compensation and Stock Option Committee of the Board of Directors assists the Board of Directors in the discharge of its responsibilities with respect to the compensation of the Company’s directors, executive officers, and other key employees and consultants, and for such purpose shall review compensation arrangements for the Company’s executive officers and administer all employee benefit plans, including any equity incentive plan adopted by the Company.

The Compensation and Stock Option Committee is authorized to approve the compensation payable to the Company’s executive officers and other key employees, approve all perquisites, equity incentive awards, and special cash payments made or paid to the Company’s executive officers and other key employees and consultants, and approve severance packages with cash and/or equity components for the Company’s executive officers and other key employees.

The current members of the Compensation and Stock Option Committee are Dr. Lewis (Chair), Dr. Koplewicz, Dr. Philips and Mr. Ladd, each of whom is independent, as “independence” is defined in the rules of the NASDAQ Stock Market.

During 2007, the Compensation and Stock Option Committee met 2 times in person or by teleconference. The Compensation and Stock Option Committee adopted a charter, a copy of which is attached as Appendix A to this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation and Stock Option Committee were officers or employees of the Company during 2007 or previously, nor did they have any relationship that would be required to be disclosed in accordance with Item 404 of Regulation S-K (which would be included in this proxy statement in this section, and in the section entitled “Certain Relationships and Related Transactions” below.)

During 2007, no interlocking relationships existed between our Board of Directors or the Compensation and Stock Option Committee, and the board of directors or compensation committee of any other company.

Audit Committee

The Audit Committee provides assistance to the Board in fulfilling its oversight responsibilities with respect to the Company’s financial statements, the Company’s system of internal accounting and financial controls and the independent audit of the Company’s financial statements. Functions of the Audit Committee include:

•	the selection, evaluation and, where appropriate, replacement of the Company’s outside auditors;

•	an annual review and evaluation of the qualifications, performance and independence of the Company’s outside auditors;

•	the approval of all auditing services and permitted non-audit services provided by the Company’s outside auditors;

•	the receipt of an annual communication from the Company’s outside auditors as required by Independence Standards Board Standard No. 1;

•	the review of the adequacy and effectiveness of the Company’s accounting and internal controls over financial reporting;

•	the review and discussion with management and the outside auditors of the Company’s financial statements to be filed with the Securities and Exchange Commission; and

•	the preparation of a report for inclusion in the Company’s annual proxy statement.

All members of the Audit Committee are required to satisfy the independence and experience requirements of the NASDAQ Stock Market, Inc. and be free of any relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. The current members of the Compensation and Stock Option Committee are Dr. Philips (Chair), Dr. Koplewicz, Dr. Lewis and Mr. Ladd, each of whom is independent, as “independence” is defined in the rules of the NASDAQ Stock Market.

The Board has determined that at least one member of the Audit Committee is an audit committee financial expert (as defined in applicable rules of the Securities and Exchange Commission) based on such member’s understanding of generally accepted accounting principles and financial statements, ability to assess the application of such principles in connection with accounting for estimates, accruals and reserves, experience in preparing, analyzing and evaluating financial statements, understanding of internal control over financial reporting and understanding of audit committee functions. The Board has determined that Dr. Philips and Mr. Ladd are audit committee financial experts.

During 2007, the Audit Committee met 4 times in person or by teleconference.

A copy of the Audit Committee Charter is attached as Appendix B to this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board director nominees for each Board committee; (3) to recommend to the Board the corporate governance guidelines applicable to the Company; (4) to lead the Board in its annual review of the Board’s performance; and (5) to take a leadership role in shaping the corporate governance of the Company.

The current members of the Nominating and Corporate Governance Committee are Dr. Koplewicz (Chair), Dr. Lewis, Dr. Philips and Mr. Ladd, each of whom is independent, as “independence” is defined in the rules of the NASDAQ Stock Market.

During 2007, the Nominating and Corporate Governance Committee met 1 time in person or by teleconference. The Nominating and Corporate Governance Committee adopted a charter, a copy of which is attached as Appendix C to this proxy statement.

Recommendations by Stockholders of Director Nominees

The Nominating Committee will consider any recommendation by a stockholder of a candidate for nomination as a director. If a stockholder wants to recommend to the Nominating and Corporate Governance Committee a candidate for election as a director, the stockholder may submit the name of the proposed nominee, together with the reasons why the stockholder believes the election of the candidate would be beneficial to the Company and its stockholders and the information about the nominee that would be required in a proxy statement requesting proxies to vote in favor of the candidate.

The stockholder’s submission must be accompanied by the written consent of the proposed nominee to being nominated by the Board and the candidate’s agreement to serve if nominated and elected.

Any such submission should be directed to the Company’s Nominating and Corporate Governance Committee at its principal office, 600 Fifth Avenue, 23rd Floor, New York, New York 10020. For any annual meeting, the submission of a recommendation must be received no later than the deadline for receiving a stockholder proposal for inclusion in the Company’s proxy statement for such meeting. Copies of any recommendation received in accordance with these procedures will be distributed to each member of the Nominating and Corporate Governance Committee. One or more members of the Nominating and Corporate Governance Committee may contact the proposed candidate to request additional information.

At the request of any director, the candidacy of the proposed nominee will be considered by the full Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will not, however, be obligated to notify a stockholder who has recommended a candidate for election as a director of the reasons for any action the Committee may or may not take with respect to such recommendation.

Stockholder Communications with the Board of Directors

The Board of the Company welcomes questions, comments and observations from stockholders concerning the policies and operation of the Board and about the general business and operation of the Company.

Any stockholder wishing to communicate with the Board or with any specified director should address his or her communication to the Board of Directors or to the particular director(s) and send it to the Company’s principal office at 600 Fifth Avenue, 23rd Floor, New York, New York 10020. Unless otherwise requested by a stockholder in a separate written request accompanying the communication, stockholder communications to the Board or to specified director(s) will be initially reviewed by the Company’s Chief Executive Officer or Chief Financial Officer. Communications that the reviewing officer determines relate to the Company’s ordinary course of business will be responded to by the officer or his designee. Communications that the Chief Executive Officer or Chief Financial Officer determines do not relate to the Company’s ordinary course of business or that he otherwise believes are appropriate for review by the directors will be forwarded to each of the directors. Actions, if any, to be taken in response to any stockholder communication will be in the discretion of the Board. At the request of the Board, the Chief Executive Officer will summarize any stockholder communications that are not forwarded on the basis that such communications relate to the ordinary course of the Company’s business.

The process for stockholder communication with the Board of Directors or with specified director(s) has been approved by the Company’s Board, including by a majority of the Company’s independent directors.

Family Relationships

There are no familial relationships among any of our officers and directors.

Involvement in certain legal proceedings

No director, person nominated to become a director, executive officer, promoter or control person of our company has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

In addition, the Company is not engaged in, nor is it aware of any pending or threatened, litigation in which any of its directors, executive officers, affiliates or owner of more than 5% of the Company’s common stock is a party adverse to the Company or has a material interest adverse to the Company.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our CEO and CFO, principal accounting officer, controller, and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is reproduced on the Company’s website, www.delcath.com.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

Delcath’s Board of Directors is divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the Board of Directors will be elected each year. These provisions, together with the provisions of our Certificate of Incorporation and by-laws, allow only the Board of Directors to fill vacancies on or increase the size of the Board of Directors. The staggering of the election of our directors may have the effect of delaying, deferring or discouraging a change of control. Delcath’s by-laws provide that its Board of Directors will consist of not fewer than three members.

A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the meeting is required for the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

The Nominating and Corporate Governance Committee of Delcath’s Board of Directors, a committee composed exclusively of non-employee directors, has nominated the following person for election as a Class II director of Delcath at the Annual Meeting. The nominee is currently a member of Delcath’s Board of Directors. Should this nominee become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

The nominee and the year he first joined the Board of Directors is:

Nominee	Age	Year First Joined Board	Current Positions
Richard L. Taney	52	November 2006	Director, President and Chief Executive Officer

Information about the Nominee for the Board of Directors

Richard Taney, 52, was appointed a Class II Director of Delcath in November 2006 and Chief Executive Officer in December 2006. He was named President in April 2007. He is the founding member of T2 Capital Management, LLC, an investment management company, and served as managing member and manager from January 2003 to December 2007. Prior to establishing his money management venture, he spent 20 years advising and managing assets for high net worth and institutional clients, most recently as Managing Director of Banc of America Securities. Mr. Taney is also a founding partner of Sandpiper Capital Partners, an investment partnership that focuses on private equity investments and advisory work for privately held companies involved in a variety of emerging technologies. He earned his BA from Tufts University and his JD from Temple University School of Law.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the director nominee.

Shareholder Vote Required

Approval of the proposal to elect the director nominee will require a plurality of the votes cast by the stockholders at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEE.

Information about the Other Members of the Board of Directors

The following individuals are currently members of Delcath’s Board of Directors whose terms of office do not expire this year, and who consequently are not nominees for re-election at the Meeting:

Harold S. Koplewicz, M.D., 55, was first appointed a Class I director of Delcath in September 2006, and was elected as a Class I director by the Company’s stockholders at the 2007 Annual Meeting of Stockholders. He was appointed Chairman in February 2007. In May 2006, Dr. Koplewicz was appointed by then-New York Governor George Pataki to the position of Executive Director of the Nathan S. Kline Institute for Psychiatric Research. He is only the third person to hold this title since 1952. Dr. Koplewicz is also the Arnold and Debbie Simon Professor and Chairman of the Department of Child and Adolescent Psychiatry and Professor of Pediatrics and founder of the NYU Child Study Center at the New York University School of Medicine. He has served as a member of the National Board of Medical Examiners and as a commissioner of the New York State Commission on Youth, Crime and Violence and Reform of the Juvenile Justice System.

Robert B. Ladd, 49, was first appointed a Class I director of Delcath in October 2006, and was elected as a Class I director by the Company’s stockholders at the 2007 Annual Meeting of Stockholders. Since January 2003 to the present, Mr. Ladd has served as the founder and managing member of Laddcap Value Associates LLC, the general partner of Laddcap Value Partners LP. From 1988 to November 2002, Mr. Ladd served as a Managing Director for Neuberger Berman; his responsibilities at Neuberger Berman included serving as a portfolio manager for various high net worth clients and as a securities analyst. Mr. Ladd graduated from the University of Pennsylvania’s Wharton School with a B.S. in Economics in 1980. He received his MBA from Northwestern University’s Kellogg School of Management in 1983. Mr. Ladd has also earned a CFA designation.

Jonathan Lewis, M.D., Ph.D., 49, was appointed as a Class III director of Delcath in June 2007. Since January 2004, Dr. Lewis has served, and currently serves, as the Chief Executive Officer of ZIOPHARM Oncology, Inc. (NASDAQ: ZIOP), a developer of novel cancer therapeutics with three product candidates in clinical trials. Dr. Lewis' academic and medical careers have included leadership positions at the Memorial Sloan-Kettering Cancer Center, Yale-New Haven Hospital, Yale University School of Medicine, Cornell University Medical School, and Antigenics, Inc. where he served as Chief Medical Officer from 2000 to 2003. Dr. Lewis earned his MB.B.Ch. from Witwatersrand University School of Medicine (Johannesburg, South Africa) and his PhD in Molecular Biology from Witwatersrand and Yale University School of Medicine. Dr. Lewis conducted his Surgical Residency at Johannesburg General Hospital, Witwatersrand University School of Medicine and at Yale-New Haven Hospital, Yale University School of Medicine. He is a Fellow of both the Royal College of Surgeons and the American College of Surgeons. Dr. Lewis was a Research Fellow in the Department of Surgery and Molecular Biophysics and Biochemistry at Yale University School of Medicine, and was a Postdoctoral Fellow in the Department of Immunology and Surgery at Memorial Sloan-Kettering Cancer Center.

Laura A. Philips, Ph.D., MBA, 51, was appointed as a Class III director of Delcath in May 2007. For 19 years Dr. Philips has held executive positions in healthcare, government, finance, operations and scientific research in both the private and public sectors. From 2003 to 2006 she was Chief Operating Officer and Chief Financial Officer of NexGenix Pharmaceuticals, a pharmaceutical company focused on the development of treatments for neurofibromatosis. Prior to that she was Vice President, Program Management for Academic Medicine Development Company, a non-profit consortium of premier New York biomedical R&D institutions assembled to promote and manage the many facets of large-scale collaborative R&D projects. Dr. Philips worked at Corning Incorporated from 1997 to 2002, where she advanced through a number of positions culminating in her being named Program Director of the Fuel Cells division of the company. From 1994 to 1996, Dr. Philips held various government positions in Washington, D.C., most recently in a Presidential appointment as Senior Policy Advisor to Secretary of Commerce Ronald Brown. Prior to joining Secretary Brown's staff she worked as Executive Branch Fellow in the White House Office of Science and Technology Policy and in the Office of Sen. Joseph Lieberman as a Congressional Science Fellow. Dr. Philips was on the faculty of Cornell University in the Department of Chemistry from 1987 to 1994 and was an NIH Post-Doctoral Fellow at the University of Chicago. She received an MBA with Distinction from Cornell University's Johnson School of Management, a Ph.D. in Physical Chemistry from the University of California Berkeley and a BA in Chemistry from Williams College.

Director Compensation for 2007

Directors who are not also executive officers of Delcath are compensated as follows: During fiscal 2007, non-employee directors were paid $5,000 for each quarter year of service on the Board, commencing July 1, 2007. Directors did not receive any fees for service on the Board prior to that date. These fees are paid quarterly, commencing at the start of the quarter following the quarter for which payment is due. All amounts for director fees shown below have been paid to date.

Directors are also reimbursed for reasonable travel expenses, and are covered by the Company’s directors and officers’ insurance policy.

Directors who serve on committees of the Board of Directors received $1,000 for each meeting of the Committee attended, whether in person or by teleconference.

As Chief Executive Officer, Mr. Taney does not receive any additional compensation for his service on the Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Options Awards ($)(1)		Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Former Directors:
M.S. Koly(2)	–	–	–		–	–	–	–
Mark A. Corigliano(2)	1,000	–	–		–	–	–	1,000
Daniel Isdaner(2)	1,000	–	–		–	–	–	1,000
Samuel Herschkowitz, M.D.(2)	–	–	–		–	–	–	–
Current Directors:
Richard Taney(3)	–	–	–		–	–	–	–
Harold S. Koplewicz, M.D.(4)	12,000	–	250,000	(5)	–	–	–	262,000
Robert B. Ladd	14,000	–	–		–	–	–	14,000
Laura A. Philips, Ph.D., MBA(6)	13,000	–	174,500	(7)	–	–	–	187,500
Jonathan J. Lewis, M.D., Ph.D.(6)	13,000	–	214,500	(8)	–	–	–	227,500

(1)
The amount shown in the table reflects the dollar amount recognized for fiscal 2007 financial statement reporting purposes of the outstanding option awards and stock awards held by the directors in accordance with FAS 123R.

(2)
Mr. Koly resigned as Chairman of the Board and a director effective as of January 26, 2007. Messrs. Corigliano and Isdaner resigned as directors on April 16, 2007. Dr. Samuel Herschkowitz resigned as a member of its Board of Directors, effective as of August 17, 2007.

(3)	As Chief Executive Officer of the Company, Mr. Taney does not receive any compensation for his services on the Board of Directors.

(4)	Following the resignation of Mr. Koly as Chairman of the Board, Dr. Koplewicz was appointed as Chairman, on February 1, 2007.

(5)
As of December 31, 2007, Dr. Koplewicz held options to purchase an aggregate of 240,000 shares of the Company’s common stock. This includes: (i) options to purchase 40,000 shares of the Company’s common stock, granted on November 14, 2006, which are currently exercisable at $3.28 per share, and expire as to all shares on November 14, 2011, with a grant date fair value of computed in accordance with FAS 123R of $1.31 per share; (ii) options to purchase 100,000 shares of the Company’s common stock, granted on May 24, 2007, which are currently exercisable at $3.90 per share, and expire as to all shares on May 24, 2012, with a grant date fair value of computed in accordance with FAS 123R of $1.51 per share; and (iii) options to purchase 100,000 shares of the Company’s common stock, granted on May 24, 2007, which are currently exercisable at $5.85 per share, and expire as to all shares on May 24, 2012, with a grant date fair value of computed in accordance with FAS 123R of $0.99 per share.

(6)	Dr. Philips was appointed as director on May 24, 2007. Dr. Lewis was appointed as a director on June 4, 2007.

(7)
As of December 31, 2007, Dr. Philips held options to purchase an aggregate of 150,000 shares of the Company’s common stock. This includes: (i) options to purchase 50,000 shares of the Company’s common stock, granted on May 24, 2007, which are currently exercisable at $3.90 per share, and expire as to all shares on May 24, 2012, with a grant date fair value of computed in accordance with FAS 123R of $1.51 per share; and (ii) options to purchase 100,000 shares of the Company’s common stock, granted on May 24, 2007, which are currently exercisable at $5.85 per share, and expire as to all shares on May 24, 2012, with a grant date fair value of computed in accordance with FAS 123R of $0.99 per share.

(8)
As of December 31, 2007, Dr. Lewis held options to purchase an aggregate of 150,000 shares of the Company’s common stock. This includes: (i) options to purchase 50,000 shares of the Company’s common stock, granted on June 4, 2007, which are currently exercisable at $4.76 per share, and expire as to all shares on June 4, 2012, with a grant date fair value of computed in accordance with FAS 123R of $1.85 per share; and (ii) options to purchase 100,000 shares of the Company’s common stock, granted on June 4, 2007, which are currently exercisable at $7.14 per share, and expire as to all shares on June 4, 2012, with a grant date fair value of computed in accordance with FAS 123R of $1.22 per share.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information concerning the current executive officers of Delcath.

Name	Age	Office Currently Held
Richard Taney	52	President, Chief Executive Officer and Director
Paul M. Feinstein	60	Chief Financial Officer and Treasurer
Seymour Fein	59	Chief Medical Officer

A brief description of the business experience of Mr. Taney is set forth above. The following is a brief description of the business experience of Messrs. Feinstein and Fein:

Paul M. Feinstein, 60, joined the company as Chief Financial Officer in October 2003. He was named Treasurer in April 2007. From 1991 to 2002 he was Vice President/Finance for the New York Road Runners in New York, New York. From 1988 to 1990 he was the Controller of Mechanical Plastics, Inc. Prior to that he held senior financial positions with Holmes Protection Services, Jewelers Protection Services and Parade Publications and was with Coopers & Lybrand, the international accounting services firm that is now a part of PricewaterhouseCoopers. He is licensed to practice law in New York State. He holds a B.B.A. from Pace College, an LL.M. in Taxation from NYU School of Law and graduated from Albany Law School of Union University.

Seymour Fein, M.D., 59, joined the Company as Chief Medical Officer in August 2006. He is board certified in both oncology and internal medicine, and has served as a Medical Director on Delcath's Scientific Advisory Board since 2005. He has more than 38 years in clinical research and as a consultant for biotechnology and medical device companies. As a medical director for Bayer Pharmaceuticals, he was responsible for multiple therapeutic areas including oncology, gastroenterology and cardiology. Dr. Fein also served as Director of Clinical R&D at Anaquest/Ohmeda for almost five years, starting its clinical research department and is responsible for growing it into a multidisciplinary team of over thirty people. Dr. Fein is a graduate of the University of Pennsylvania with a B.A. in biology. He received his M.D. degree with honors from New York Medical College. After medical school he completed a three-year residency in internal medicine at Dartmouth followed by a three-year fellowship in medical oncology and hematology at Harvard. During the final year of his fellowship he was appointed an instructor of medicine at Harvard Medical School.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

The Company’s executive compensation program is designed with two main objectives:

1.	to offer a competitive total compensation value that will allow the Company to attract, retain and motivate highly talented individuals to fill key positions; and

2.	to align a significant portion of each executive’s total compensation with the annual and long-term performance of the Company and the interests of the Company’s shareholders.

Overview

The Compensation and Stock Option Committee (the “Compensation Committee” or the “Committee”) of the Board administers our executive compensation program. Each member of the Committee is a non-employee and an independent director. The Compensation Committee is primarily responsible for establishing salaries, administering our incentive programs, and determining the total compensation for our Chief Executive Officer. The Committee also reviews and approves recommendations made by the Chief Executive Officer with respect to compensation of the other executive officers.

Compensation Philosophy

The Company believes that a strong management team comprised of the most talented individuals in key positions is critical to the development and growth of the Company, and the Company’s executive compensation program is an important tool for attracting and retaining such individuals. Therefore, it is vital that the Company’s aggregate compensation package is both competitive with the compensation received by similarly situated executive officers as well as performance-based, so as to reflect each executive officer’s contributions to the success of the Company on both a long-term and short-term basis.

Elements of Executive Compensation

The compensation package for the Company’s executives has both performance-based and subjective elements. The specific elements include base salary, annual incentive compensation, which is generally in the form of a year-end bonus, and long-term compensation, which is usually in the form of stock options.

Base salary, as determined by the Compensation Committee, is based on two factors. The first is an evaluation of the salaries paid in the marketplace to executives with similar responsibilities, and the second is the executive’s unique role, job performance and other circumstances. Evaluating both of these factors allows the Company to offer a competitive total compensation value to each individual named executive officer (as defined below) taking into account the unique attributes of, and circumstances relating to, each individual, as well as marketplace factors. This allows the Company to meet its objective of offering a competitive total compensation value and attracting and retaining key personnel.

Annual incentive compensation is intended to establish a direct correlation between annual awards and the performance of the Company. As a development stage company, financial performance measurement cannot be the sole factor in determining such compensation. However, the Compensation Committee can review on an objective basis the progress that the Company has been making towards its goals and, in its discretion, award an annual cash bonus in order to maintain a competitive total compensation value appropriate to each executive officer.

Long-term compensation is an area of emphasis, as this will align a significant portion of each executive’s total compensation with the long-term performance of the Company and the interests of the Company’s shareholders. On March 25, 2004, the Company’s Board of Directors adopted the Company’s 2004 Stock Incentive Plan (the “Plan”), under which 3,000,000 shares of Common Stock is reserved for issuance pursuant to the grant or exercise of stock options, stock appreciation rights, restricted stock or deferred stock under the Plan. The Plan was approved by the Company’s stockholders at the 2004 annual meeting of stockholders of the Company.

Stock options granted under the Plan may be either "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) or "nonqualified stock options." The exercise price per share that may be acquired on exercise of a stock option will be determined by the Compensation Committee at the time of grant and generally will be not less than the fair market value per share on the date of grant. Generally, options will have a term of five years (or as of the date of termination of employment to the extent exercisable at that date if the participant terminates employment) and will become exercisable ratably over five years, but the Committee has the authority to provide for other terms or other exercise schedules. Payment may be made in cash or in the form of unrestricted shares the participant already owns or by other means as determined by the Committee including "cashless" exercises. The right to exercise an option may be conditioned on the completion of a period of service or other conditions.

Stock appreciation rights (SAR's) entitle a participant to receive an amount in cash, shares or both, equal to (i) the excess of the fair market value of one share on the date of exercise over the fair market value on the date of grant multiplied by (ii) the number of shares to which the SAR relates. The right to exercise an SAR may be conditioned on the completion of a period of service or other conditions. Generally, participants will be given five years in which to exercise an SAR or by the date of termination of employment to the extent exercisable at that date if a participant terminates employment. SAR's may be granted independently or in conjunction with the grant of a stock option. If an SAR is granted in conjunction with a stock option, the exercise of either the SAR or the stock option will reduce the number of shares covered by the related stock option or SAR, as the case may be.

Restricted stock may also be awarded under the Plan, which is the grant of shares of Common Stock that requires the completion of a period of service or the attainment of specified performance goals by the participant or the Company or such other criteria as the Compensation Committee may determine in order to retain the shares. Upon a participant's Termination of Employment (as defined in the Plan), the restricted stock still subject to restriction generally will be forfeited by the participant. The Committee may waive these restrictions in the event of hardship or other special circumstances.

The Plan also provides for stock grants, which are shares that can be awarded to a participant that may be delivered immediately or in the future, at a specified time and under specified circumstances. The Committee will determine the participants to whom, and the time or times at which, stock grants may be awarded, the number of shares covered by the stock grant to be awarded to any participant, the duration of the period, if any, during which, and the conditions under which, receipt of the shares will be deferred and any other terms and conditions of the stock grant.

Awards of stock options under the Plan have nearly always been used as the long-term compensation of choice. This is because they directly align the value of the benefit to the named executive officers with shareholder interests. The term of stock options is the longest among various share award choices and thereby provides an incentive to executive officers to create long-term shareholder value. The Compensation Committee determines the number of options to grant based on its analysis of awards of similarly situated companies and in keeping with the Company’s objective of offering a competitive total compensation value.

Forward-Looking Statements

Disclosures in this Compensation Discussion & Analysis may contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as “anticipate,” “estimate,” “approximate,” “expect,” “intend,” “plan,” “believe” and other words of similar meaning in connection with any discussion of future operating or financial matters. Without limiting the generality of the foregoing, forward-looking statements contained in this report include the matters discussed regarding the expectation of compensation plans, strategies, objectives, and growth and anticipated financial and operational performance of the company and its subsidiaries. A variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s Form 10-K for the year ended December 31, 2007. Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or regulation.

Report of the Compensation and Stock Option Committee

The Report of the Compensation and Stock Option Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

Recommendations of the Compensation and Stock Option Committee. We have reviewed and discussed the Compensation Discussion & Analysis (“CD&A”) with the Company’s management. Based on this review and these discussions, we recommended to the Board of Directors that the CD&A be included in the Company’s 2007 Annual Report on Form 10-K and Proxy Statement for 2008.

This report has been furnished by the Compensation and Stock Option Committee of the Board of Directors.

Dr. Jonathan Lewis, Chairman
Dr. Laura A. Philips
Dr. Harold S. Koplewicz
Robert B. Ladd

Dated: April 24, 2008

Summary Compensation Table

The following table sets forth, for the fiscal year ended December 31, 2007, certain compensation paid by the Company, including salary, bonuses and certain other compensation, to its Chief Executive Officer and its Chief Financial Officer. There were no other executive officers whose total annual compensation (including bonuses) for the year ended December 31, 2007 exceeded $100,000. The executive officers listed in the table below are sometimes referred to as the “named executive officers” in this Proxy Statement.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Richard Taney	2007		373,000	–	211,000	225,500	–	–	–	809,500
President, CEO and Director	2006		10,000	–	–	52,400	–	–	–	62,400
Paul Feinstein,	2007		135,000	20,000	–	16,750	–	–	–	171,750
CFO and Treasurer(3)	2006		120,000	–	–	–	–	–	–	120,000
Seymour Fein, M.D.,	2007	(2)	216,000	–	–	–	–	–	31,908	247,908
Chief Medical Officer	2006	(3)	240,000	–	–	–	–	–	20,340	260,340
Samuel Herschkowitz, M.D.,	2007	(4)	112,000	–	–	–	–	–	–	112,000
Former Chief Operating Officer	2006		46,875	–	–	52,400	–	–	–	99,275

(1)
The amount shown reflects the dollar amount recognized for fiscal 2007 financial statement reporting purposes of the outstanding stock and option awards held by the named executives in accordance with FAS 123R.

(2)	Dr. Fein is paid $18,000 per month as a consultant fee. He is also reimbursed for reasonable out-of-pocket expenses in this capacity, which totaled $31,908 (shown as Other Compensation).
(3)	Dr. Fein was paid $20,000 per month as a consultant fee during 2006. He was also reimbursed for reasonable out-of-pocket expenses in this capacity, which totaled $20,340 (shown as Other Compensation).
(4)
Dr. Herschkowitz resigned as Interim Chief Operating Officer effective as of July 1, 2007. Salary shown represents $85,000 annual salary paid to Dr. Herschkowitz in his capacity as interim Chief Operating Officer between January 1, 2007 and June 30, 2007, and $27,000 for services as a consultant to the Company between July 1, 2007 and December 31, 2007. During his employment as interim Chief Operating Officer, Dr. Herschkowitz did not receive additional compensation for his services on the Company’s Board of Directors.

Grants of Plan-Based Awards in 2007

The following table sets forth grants of plan-based awards made during the fiscal year ended December 31, 2007 by the Company to the named executive officers.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Richard Taney	5/24/07	25,000	–		–	98,750
	7/2/07	25,000	–		–	112,250
	7/2/07	–	50,000	(1)	$3.90	94,000
	7/2/07	–	100,000	(2)	$5.85	131,000
Paul Feinstein	11/30/07	–	25,000	(3)	$1.88	16,750
Seymour Fein, M.D.	–	–	–		–	–
Samuel Herschkowitz, M.D.	–	–	–		–	–

(1)
Represents options granted on July 2, 2007 in accordance with the terms of Mr. Taney’s Employment Agreement with the Company and under the Company’s 2004 Stock Incentive Plan. These options were immediately exercisable at a price of $3.90 per share, and expire as to all shares on July 2, 2012.

(2)
Represents options granted on July 2, 2007 in accordance with the terms of Mr. Taney’s Employment Agreement with the Company and under the Company’s 2004 Stock Incentive Plan. These options were immediately exercisable at a price of $5.85 per share, and expire as to all shares on July 2, 2012.

(3)
Represents options granted on November 30, 2007 under the Company’s 2004 Stock Incentive Plan. These options were immediately exercisable at a price of $1.88 per share, and expire as to all shares on November 30, 2012.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table sets forth information relating to the vested and unvested option awards, and stock awards that have not vested, held by the named executive officers as of December 31, 2007. Each award to each named executive is shown separately. All options shown vested immediately and are currently exercisable.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard Taney	40,000	–	–	3.28	11/14/2011	–	–	–	–
	50,000	–	–	3.90	7/2/2012	–	–	–	–
	100,000	–	–	5.85	7/2/2012	–	–	–	–
Paul Feinstein	10,000	–	–	3.59	11/8/2010	–	–	–	–
	25,000	–	–	1.88	11/30/2012	–	–	–	–
Seymour Fein, M.D.	-	-	-			-	-	-	-
Samuel Herschkowitz, M.D.	50,000	–	–	2.78	7/7/2010	–	–	–	–
	70,000	–	–	3.59	11/8/2010	–	–	–	–
	40,000	–	–	3.28	11/14/2011	–	–	–	–

Option Exercises and Stock Vested in 2007

The following table provides information relating to exercises of option awards by, and vesting of stock awards granted to, the named executive officers, during the fiscal year ended December 31, 2007.

	Option Awards				Stock Awards
Name	Number of Shares Acquired on Exercise		Value Realized on Exercise		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Richard Taney	–		–		50,000	211,000
Paul Feinstein	–		–		–	–
Seymour Fein, M.D.	–		–		–	–
Samuel Herschkowitz, M.D.	12,169	(1)	$50,501	(2)	–	–

(1)	Dr. Herschkowitz received 12,169 shares upon cashless exercise of options to purchase an aggregate of 60,300 shares at an exercise price of $3.3125 per share.
(2)	The closing price of the Company’s common stock on the date of cashless exercise (August 16, 2008) was $4.15.

Pension Benefits in 2007

There was no pension benefits during the year ended December 31, 2007.

Nonqualified Deferred Compensation in 2007

There was no non-qualified deferred compensation during the year ended December 31, 2007.

Key Employee Arrangements: CEO Employment Agreement

On July 2, 2007, the Company entered into an employment agreement (the “Agreement”) with Richard Taney, which provides for Mr. Taney to serve the Company as its Chief Executive Officer effective as of July 2, 2007 through July 1, 2009. This Initial Term will be automatically renewed for one year, unless the Company provides 90 days advance written notice to Mr. Taney of its intention not to extend the term of the Agreement.

The Agreement provides for Mr. Taney to receive a base salary at a monthly rate of $33,000, or $396,000 annually, and be eligible to receive bonus payments or incentive compensation as determined annually by the Company's Board of Directors in its sole discretion. The Agreement also provides for additional bonuses, which are payable in shares of the Company's Common Stock, upon the Company's achievement of certain milestones relating to its clinical trials and FDA approval process, the consummation of a capital offering or in the event of a sale of 50% of the Company's Common Stock or substantially all of its assets.

Pursuant to the terms of the Agreement, upon execution of the Agreement, Mr. Taney received: (A) 25,000 shares of the Company's Common Stock as a signing bonus; (B) an option to purchase 50,000 shares of Common Stock at $3.90 per share (which was the closing price of the Company's Common Stock on the day the offer was approved by the Company's Board); and (C) an option to purchase 100,000 shares of the Company's Common Stock at $5.85 per share (representing 150% of the closing price of the Company's Common Stock on the day the offer was approved by the Company's Board). The options described in (B) and (C) above vested immediately, as determined by the Compensation and Stock Option Committee of the Company's Board, and will expire five years from the grant date.

In addition, the Agreement provides for Mr. Taney to receive an additional 25,000 shares of Common Stock on each twelve-month anniversary of the Agreement, and additional stock options to purchase 50,000 shares of Common Stock for each six-month period that the Agreement is in effect. These stock options shall be priced based on the closing price of the Company's Common Stock on each applicable six month anniversary, and will vest as determined by the Compensation and Stock Option Committee.

Mr. Taney has the right to terminate the Agreement at his sole discretion, upon thirty days written notice, after July 2, 2008. If the Agreement is terminated by the Company "without cause," which would include termination by Mr. Taney for "Good Reason" (as defined in the Agreement) or termination by the Company as result of a "Change of Control" transaction (as defined in the Agreement), Mr. Taney will be entitled to receive a severance payment in an amount equal to the greater of (i) his annual base salary then in effect, or (ii) the balance of his annual base salary from the effective date of termination through the expiration of the term then in effect. In addition, the Company will continue to pay Mr. Taney's health and disability insurance premiums for the longer of the twelve-month period, or the remainder of the term, following such termination, and all stock options held by Mr. Taney at such time will become fully vested and Mr. Taney will have until the later of five years after such termination or the remainder of the option term(s) to exercise his options.

Mr. Taney has agreed to preserve all confidential and proprietary information relating to the Company's business during the term of his employment and for one year thereafter. In addition, Mr. Taney has agreed to non-competition and non-solicitation provisions that are in effect during the term of the Agreement and for one year thereafter.

Change of Control Payments

There are no agreements currently in effect.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement. As of the date of such report, the Audit Committee was comprised of Dr. Laura A. Philips, Dr. Harold S. Koplewicz, Dr. Jonathan Lewis and Robert Ladd, four non-employee directors who are “independent” within the meaning of the rules of the NASDAQ Stock Market. The Audit Committee has the responsibility for reviewing the Company’s accounting practices, internal accounting controls and financial results and is responsible for the engagement of the Company’s independent auditors. The Audit Committee met 4 times in 2007 and has reviewed and discussed the audited financial statements with the Company’s management.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to in the foregoing three paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Dr. Laura A. Philips, Chair
Dr. Harold S. Koplewicz
Dr. Jonathan Lewis
Robert B. Ladd

Dated: April 24, 2008

The report of the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Delcath specifically incorporates it by reference, and shall not otherwise be deemed to be filed under such Acts.

AUDIT AND NON-AUDIT FEES

Carlin, Charron & Rosen, LLP (“CCR”) serves as the Company’s independent registered public accounting firm and audited the Company’s financial statements for the years ended December 31, 2007 and 2006. Aggregate fees for professional services rendered to the Company by CCR as of or for the two fiscal years ended December 31, 2007 and 2006 are set forth below:
	Fiscal Year
	2007	2006
Audit Fees	$99,600	$110,685
Audit-Related Fees	$21,930	$0
Tax Fees	$0	$0
Total	$121,530	$110,685

Audit Fees. Aggregate fees for professional services rendered by CCR in connection with its audit of Delcath’s annual financial statements for the fiscal years ended December 31, 2007 and 2006, the quarterly reviews of out financial statements included in Delcath’s Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2007 and on Form 10-QSB during the fiscal year ended December 31, 2006. Fees also include the audit of Delcath’s internal control over financial reporting.

Audit-Related Fees. During the fiscal years ended December 31, 2006, CCR did not provide any audit-related services to the Company not described under “Audit Fees” above. During the fiscal year ended December 31, 2007, these fees related to the Company’s registration statement on Form S-3 and related prospectus for offering of the Company’s common stock, and the Company’s Amendment to Form 10-K for the fiscal year ended December 31, 2006.

Tax Fees. During the fiscal years ended December 31, 2007 and 2006, CCR did not provide any tax services to the Company.

All Other Fees. During the fiscal years ended December 31, 2007 and 2006, CCR did not provide any other services to the Company other than those described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers, and persons who are beneficial owners of more than ten percent of the Company’s Common Stock to file with the Securities and Exchange Commission (the “Commission”) reports of their ownership of the Company’s securities and of changes in that ownership. To the Company’s knowledge, based upon a review of copies of reports filed with the Commission with respect to the fiscal year ended December 31, 2007, with the exception of one late Form 4 filed by Mark Corigliano, a former director of the Company, all reports required to be filed under Section 16(a) by the Company’s directors and officers and persons who were beneficial owners of more than ten percent of the Company’s Common Stock were timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

None.

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and, therefore, has adopted a policy, described below, which shall be followed in connection with all related party transactions involving the company.

Under this policy, any “Related Party Transaction” shall be consummated or shall continue only if the Board of Directors, acting through the Audit Committee, shall approve or ratify such transaction in accordance with the guidelines set forth in this policy, provided that: (i) the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; (ii) the transaction is approved by the disinterested members of the Board of Directors; or (iii) the transaction involves compensation approved by the Company’s Compensation Committee. For these purposes, a “Related Party” is an officer or director of the Company; a shareholder owning in excess of five percent of the Company; a person who is an immediate family member of an officer or director; or an entity which is owned or controlled by such person or an entity in which such person has a substantial ownership interest or control of such entity.

For these purposes, a “Related Party Transaction” is a transaction between the Company and any Related Party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934), other than transactions available to all employees generally and transactions involving less than $5,000 when aggregated with all similar transactions.

All Related Party Transactions, including the proposed aggregate value of such transactions, if applicable, to be entered into by the Company shall be disclosed to the Board of Directors. After review, the Board shall approve or disapprove such transaction and management shall update the Board as to any material change to those proposed transactions. Should ratification not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

Promoters and Certain Control Persons

Not applicable.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(PROPOSAL NO. 2)

Carlin, Charron & Rosen, LLP (“CCR”) has served as the Company’s independent auditors since April 27, 2005 and has been appointed by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending December 31, 2008. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. CCR has no interest, financial or otherwise, in the Company.

A representative of CCR is expected to be present at the Annual Meeting. The auditors will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The proxy holders intend to vote the shares represented by proxies to ratify the Board’s selection of CCR as the Company’s independent auditors for the fiscal year ending December 31, 2008.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Committee meeting.

At the Annual Meeting a vote will be taken on a proposal to ratify the appointment of the auditors.

Shareholder Vote Required

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF CARLIN, CHARRON & ROSEN, LLP AS THE COMPANY’S INDEPENDENT
AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

It is contemplated that the next Annual Meeting of Stockholders will be held on or about June 4, 2009. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2009 Annual Meeting of Stockholders, proposals must be addressed to the Secretary of Delcath and must be received at Delcath’s principal executive offices not later than December 24, 2008. In order to avoid controversy as to the date on which a proposal was received by Delcath, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

If any stockholder proposes to make any proposal at the 2009 Annual Meeting of Stockholders which proposal will not be included in Delcath’s proxy statement for such meeting, such proposal must be received not less than 60 or more than 90 days prior to the meeting date to be considered timely. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how Delcath intends to exercise its discretion to vote on each such matter if it is presented at that meeting.

Article NINTH of the Company’s Amended and Restated Certificate of Incorporation contains additional requirements applicable to stockholders wishing to nominate directors or to present a proposal or other matter at an annual meeting of the Company’s stockholders.

EXPENSES AND SOLICITATION

The costs of printing and mailing proxies will be borne by Delcath. In addition to soliciting stockholders by mail or through its regular employees, Delcath may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of Delcath registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of Delcath may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

By Order of the Board of Directors
RICHARD TANEY
President and Chief Executive Officer

New York, New York
April 24, 2008

ANNUAL MEETING OF STOCKHOLDERS OF

DELCATH SYSTEMS, INC.

June 4, 2008

Please mark, date, sign and mail
your proxy card in the
envelope provided as soon
as possible

Please detach and mail in the envelope provided

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

1. Election of Directors

☐ FOR ONE NOMINEE: RICHARD L. TANEY, as Class II Director

☐ WITHHOLD AUTHORITY
 FOR NOMINEE

☐ FOR ALL EXCEPT
 (See Instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s),mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority in the box below.

To change the address on your account, please check         ☐
the box at right and indicate your new address in the
space above. Please note that changes to the registered
name(s) on the account may be submitted via this method.

2. To consider and act upon a proposal to ratify the Board’s selection of Carlin, Charron & Rosen, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF CARLIN, CHARRON & ROSEN, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON WEDNESDAY, JUNE 4, 2008 AT 11:00 A.M. AT THE OMNI BERKSHIRE PLACE HOTEL, 21 EAST 52ND STREET, NEW YORK, N.Y.                                               ☐

Signature of Stockholder ______________ Date: ________	Signature of Stockholder ______________ Date: ________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

DELCATH SYSTEMS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2008

Revoking all prior proxies, the undersigned, a stockholder of DELCATH SYSTEMS, INC. (the “Company”), hereby appoints RICHARD L. TANEY and PAUL M. FEINSTEIN, or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 4, 2008 at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, N.Y., at 11:00 A.M. local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE

Appendix A

DELCATH SYSTEMS, INC.

COMPENSATION AND STOCK OPTION COMMITTEE CHARTER

1. PURPOSE

The Compensation and Stock Option Committee (the “Committee”) of the Board of Directors of Delcath Systems, Inc. (the “Corporation”) shall assist the Board of Directors in the discharge of its responsibilities with respect to the compensation of the Corporation’s directors, executive officers, and other key employees and consultants, and for such purpose shall review compensation arrangements for the Corporation’s executive officers and administer all employee benefit plans, including any equity incentive plan adopted by the Corporation.

The Committee is authorized to approve the compensation payable to the Corporation’s executive officers and other key employees, approve all perquisites, equity incentive awards, and special cash payments made or paid to the Corporation’s executive officers and other key employees and consultants, and approve severance packages with cash and/or equity components for the Corporation’s executive officers and other key employees.

2. COMPOSITION OF THE COMPENSATION COMMITTEE

The Committee shall consist of not less than two directors each of whom shall be (i) an independent director under the listing standards of the Nasdaq Stock Market (“Nasdaq”), or any stock exchange or quotation system upon which the Corporation’s common stock may be listed from time to time; (ii) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, of the U.S. Securities and Exchange Commission (“SEC”); and (iii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

If the Committee is comprised of at least three members satisfying the independence requirements, then one director who is not independent under Nasdaq rules, and is not a current officer or employee (or an immediate family member of such person), may be appointed to the Committee, under exceptional and limited circumstances, as determined by the Board of Directors in accordance with applicable Nasdaq rules. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

The receipt of awards of stock or stock options pursuant to the Corporation’s equity compensation plans, by a director as part of his or her compensation for service on the Board shall not disqualify the director from serving as a member of the Committee.

3. RESPONSIBILITIES AND DUTIES

In carrying out the purpose and authorities set forth in Section 1 above, the Committee shall:

A.
Executive Officer Compensation. Review and approve the corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (“CEO”) and other executive officers, evaluate the officers’ performance in light of those goals and objectives, and set the officers’ compensation level based on this evaluation;

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B.
Significant Officer Contracts/Compensation Arrangements. Review and approve significant employment agreements, arrangements, or transactions with executive officers, including any arrangements having any compensatory effect or purpose;

C.
Director Compensation. Review and recommend to the Board appropriate director compensation programs for service as directors, committee chairmanships, and committee members, consistent with any applicable requirements of the listing standards for independent directors;

D.
Compensation Policies and Performance Review. Establish the overall compensation philosophy of the Company and periodically assess the Corporation’s policies applicable to the Corporation’s executive officers and directors, including the relationship of corporate performance to executive compensation, and evaluate the performance of the CEO and other executive officers against those corporate goals and objectives, and, in connection with other responsibilities and duties herein, recommend such compensation levels and structure to the full Board of Directors for final approval;

E.
Equity Plan Awards. Approve stock option grants and other equity-based or incentive awards under any stock option or equity incentive compensation plans adopted by the Corporation, and otherwise assist the Board in administering awards, whether to employees or non-employees, under these plans;

F.
Evaluate Stock and Incentive Plans. Evaluate and make recommendations to the Board concerning any stock option or equity incentive compensation plans proposed for or adopted by the Corporation and make recommendations to the Board with respect to incentive compensation plans and equity-based plans;

G.
Retention of Compensation Consultants and Other Professionals. Have full authority to obtain advice and seek assistance from, internal and external legal, accounting and other advisors, as well as independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Corporation’s executive officers and other key employees, and determine the funding necessary for the payment of compensation to any consultant retained to advise the Committee;

H.
Committee Report in Proxy Statement. Assist in the preparation of and approve a report of the Committee for inclusion in the Corporation’s proxy statement for each annual meeting of stockholders, in accordance with the rules of the SEC and any requirements of the Nasdaq;

I.
Review. Periodically review the operation of all of the Corporation’s employee benefit plans, provided, however, that day-to-day administration of such plans, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, shall be performed by Corporation management;

J.	CD&A. Review and approve the Compensation Discussion and Analysis for annual disclosure to the shareholders;

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K.	Access to Executives. Have full access to the Corporation’s executives as necessary to carry out its responsibilities;

L.	Other Activities. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate;

M.	Review Charter. Review the Committee’s Charter from time to time for adequacy and recommend any changes to the Board; and

N.	Report to Board. Report to the Board of Directors on the major items covered at each Committee meeting.

4. COMPENSATION COMMITTEE MEETINGS

The Committee shall meet with the CEO at or near the start of each fiscal year to discuss the goals and incentive compensation programs to be in effect for such fiscal year and the performance targets triggering payout under those programs. The Committee shall, by duly authorized resolution, establish any incentive compensation programs to be in effect for the fiscal year for the Corporation’s executive officers and other participants, including the objectives to be attained and the procedures for determining the individual awards payable under those programs. At or near the end of each fiscal year, the Committee shall meet to review performance under those programs and award bonuses thereunder. At that time the Committee shall also adjust base salary levels in effect for the Corporation’s executive officers and review the overall performance of the Corporation’s employee benefit plans.

The Committee shall also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the Committee shall constitute a quorum at all Committee meetings. A majority of the members of the Committee acting shall be empowered to act on behalf of the Committee.

Minutes shall be kept of each meeting of the Committee.

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Appendix B

Delcath Systems, Inc.
Audit Committee Charter
(adopted June 15, 2000,
revised March 25, 2004)
This charter (this "Charter") governs the operations of the audit committee (the "Committee") of the board of directors (the "Board") of Delcath Systems, Inc., a Delaware corporation (the "Company").

Purpose of the Audit Committee

The Committee is a part of the Board. Its primary function is to provide assistance to the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and filed with the Securities and Exchange Commission (the "SEC); (ii) the system of internal accounting and financial controls that management has established; and (iii) the independent audit of the Company's financial statements.

The Committee will have the authority and perform the specific functions described below. It is the responsibility of the Committee, in performing its functions, to provide available avenues of communication among the Company's independent audit firm (the "Outside Auditors"), the Company's management and the Board. The Committee should have a clear understanding with the Outside Auditors that they must maintain an open relationship with the Committee and that the ultimate accountability of the Outside Auditors is to the Committee and to the Board, as representatives of the Company's stockholders.

Composition of the Committee

The Committee shall be comprised of such number of directors as may be determined by the Board; provided, however, that the number of members of the Committee shall not be fewer than the number required from time by applicable rules of the SEC or any registered securities exchange or national securities association on which any securities of the Company are listed or quoted. Each member of the Committee shall: (a) satisfy the independence and experience requirements of the Nasdaq Stock Market, Inc. ("Nasdaq"), the listing standards of any other securities exchange or association on which the Company's securities are traded and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the SEC adopted there under and (b) be free from any relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member shall have accounting or related financial management expertise which results in the member's financial sophistication. To the extent reasonably feasible, at least one member of the Committee shall qualify as an "audit committee financial expert" as defined by the SEC, as determined by the Board.

One of the members of the Committee will be designated Committee Chairman by the Board. The determination of the "independence" of each Committee member and the designation of one or more Committee members as "audit committee financial experts," shall be made by the Board.

Meetings; Organization; Attendance

The Committee shall meet at least four times annually and as many additional times as the Chairman or the Committee deems necessary or at the request of the Outside Auditors. The Committee shall meet in separate executive sessions with the Chief Financial Officer of the Company and the Outside Auditors at least once a year and at other times when considered appropriate.

The operations of the Committee shall be subject to the provisions of the Company's Certificate of Incorporation and By-laws, as each shall be in effect from time to time. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter; (b) any provision of the Company's Certificate of Incorporation or By-laws or (c) Delaware or any other applicable law.

Committee members will strive to be present at all meetings of the Committee. As necessary or desirable, the Committee Chairman may request that members of management, outside legal counsel and the Outside Auditors be present at Committee meetings and provide information to the Committee.

Committee Authority and Specific Functions

In assisting the Board in its oversight role, the Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants and approve their retention terms. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Outside Auditors for the purpose of rendering or issuing an audit report or related work and to any outside advisors retained by the Committee.

In carrying out its responsibilities, the Committee's policies and procedures should remain flexible, in order to react appropriately to changing conditions and to ensure to the Board and the Company's stockholders that the accounting and financial reporting practices of the Company are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Committee shall, to the extent it deems necessary and appropriate, perform the following functions:

-The Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the Outside Auditors. The Committee shall be directly responsible for approving the level of compensation to be paid to the Outside Auditors and the oversight of the work of the Outside Auditors (including resolution of disagreements between management and the Outside Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Outside Auditors shall report directly to the Committee.

-The Committee shall annually review and evaluate the qualifications, performance and independence of the Outside Auditors' lead audit partner and assure regular rotation of the lead audit partner and reviewing partner as required by law and evaluate the appropriateness of rotating the independent audit firm and provide its conclusions to the Board. The Committee shall review and approve the Company's hiring of employees and former employees of the Company's current and former Outside Auditors.

-The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditors, subject to the de minims exceptions for non audit services described in the Exchange Act. The Committee may form and delegate authority to subcommittees consisting of one or more members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next scheduled meeting.

-On an annual basis, the Committee shall obtain from the Outside Auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board current standards. The Committee shall review with the Outside Auditors the nature and scope of any disclosed relationships or professional services and take appropriate action, if necessary, to ensure the continuing independence of the Outside Auditors.

-The Committee shall meet with the Outside Auditors and management of the Company to review the scope and general intent of the proposed audit and perform quarterly and annual reviews for the then current year. The Committee shall determine whether any limitations have been placed on the scope or nature of the Outside Auditors' audit procedures and shall also inquire about the cooperation received by the Outside Auditors from Company personnel during their audit, including their access to all requested Company records, data and information. At the conclusion of the annual audit, the Committee shall review such audit, including any comments or recommendations of the Outside Auditors.

-The Committee shall review with the Outside Auditors and management the adequacy and effectiveness of the accounting and internal controls over financial reporting of the Company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. At such times as may be required under applicable laws and regulations, the Committee shall also review and discuss with management and the Outside Auditors (a) any annual report prepared by management with respect to the Company's internal control over financial reporting and (b) any attestation report pertaining thereto delivered by the Outside Auditors. The Committee shall also obtain from the Outside Auditors periodic assurances that they are complying with all provisions of applicable law which require the Outside Auditors, if they detect or become aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if they have reached specified conclusions with respect to such illegal acts.

-The Committee shall discuss in advance with management the Company's practices with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use of pro forma or adjusted" non-GAAP information (if any), and financial information and earnings guidance-and shall also discuss with management and the Outside Auditors the effect of off-balance sheet structures, if any.

-The Committee shall review and discuss the quarterly financial statements with management and the Outside Auditors prior to the filing of each quarterly report on Form 10-Q (and prior to the press release of results if possible) to determine that the Outside Auditors do not take exception to the disclosure and content of the financial statements, and shall also discuss any other matters required to be communicated to the Committee by the Outside Auditors under generally accepted accounting standards. The Chairman of the Committee may represent the entire Committee for purposes of this review. The Committee shall review and discuss with management and the Outside Auditors the financial statements to be included in the Company's annual report under the Exchange Act, to determine that the Outside Auditors are satisfied with the disclosure and content thereof. The Committee shall also review and discuss with management and the Outside Auditors: (a) the results of their analysis of significant financial reporting issues and practices including changes in, or adoptions of. accounting principles and disclosure practices; (b) the Outside Auditors' judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements; (c) any matters required to be communicated to the Committee by the Outside Auditors under generally accepted auditing standards and (d) any other reports of the Outside Auditors required by law or professional auditing standards, including reports on: (i) critical accounting policies and practices used in preparing the financial statements;( ii) alternative treatments of financial information discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditors; and (iii) other significant written communications between the Outside Auditors and Company management, such as any management letter issued or proposed to be issued, and a schedule of unadjusted differences, if any.

-The Committee must be satisfied that adequate procedures are in place for the review of the Company's disclosure (whether in filings with the SEC, press releases or other published documents) of financial information derived or extracted from the Company's financial statements. The Committee shall consider whether the information contained in these documents is consistent with the information contained in the financial statements.

- The Committee shall review disclosures, if any, made by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Company's periodic reports regarding: (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to affect adversely the Company's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a role m the Company's internal controls over financial reporting.

-The Committee shall prepare and publish a Committee report for inclusion in the Company's annual proxy statement and provide any additional disclosures in the proxy statement or the Company's annual report as required under the rules of the Exchange Act or as may be required to be made under the rules and regulations of the SEC or Nasdaq.

-The Committee shall discuss with the Outside Auditors the quality of the Company's financial and accounting personnel and shall also elicit the comments of management regarding the responsiveness of the Outside Auditors to the Company's needs.

-The Committee shall review and approve any "related-party" transactions (as defined in SEC regulations) involving the Company and officers, directors or stockholders beneficially owning more than 10% of any class of equity security of the Company.

-Generally as part of its review of the annual financial statements, the Committee shall have access to and receive oral reports, if desired, from the Company's outside counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

-The Committee shall consider such other matters in relation to the financial affairs of the Company and in relation to the audit of the Company's financial statements as the Committee may, in its discretion, determine to be advisable and shall perform any other duties consistent with this Charter, the Company's Certificate of Incorporation, By-laws and governing laws as the Committee or the Board deems necessary.

-The Committee shall obtain the Board's approval of this Charter, review and reassess the adequacy of this Charter regularly and recommend any proposed changes to the Board for approval.

- The Committee shall annually review the Committee's own performance and present a report to the Board of the performance evaluation of the Committee.

Receipt and Treatment of Complaints

The Committee shall establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing or other matters, and for the confidential or anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing or other matters.

Limitation of Committee's Role
While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the financial reporting process, including the system of internal control over financial reporting and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company's Outside Auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Committee's responsibility is to oversee and review these processes. Each member of the Committee shall be entitled to rely on information, opinions, reports or statements, including financial statement and other financial data, prepared or presented by officers and employees of the Company, legal counsel, the Outside Auditors or other persons with professional or expert competence.

Appendix C

CHARTER OF THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF
DELCATH SYSTEMS, INC.

Purpose

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Delcath Systems, Inc. (the “Company”) is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board director nominees for each Board committee; (3) to recommend to the Board the corporate governance guidelines applicable to the Company; (4) to lead the Board in its annual review of the Board’s performance; and (5) to take a leadership role in shaping the corporate governance of the Company.

Committee Membership

The Committee shall consist of no fewer than three members. The members of the Committee shall satisfy the independence requirements of the NASDAQ Stock Market with respect to nominating committees. Notwithstanding the foregoing, the Committee may include one director who is not independent, under exceptional and limited circumstances as determined by the Board in accordance with applicable NASDAQ rules (or the applicable rules of any other exchange or quotation system on which the Company's shares may be listed from time to time), as then in effect.

The members of the Committee shall be appointed and replaced by the Board. One member of the Committee shall be appointed as Chairman by the Board.

Meetings

The Committee shall meet as often as necessary to carry out its responsibilities. The Chairman of the Committee shall preside at each meeting. In the event the Chairman is not present at the meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting.

Committee Authority and Responsibilities

1.
The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2.	The Committee shall actively seek individuals qualified to become Board members for recommendation to the Board.

3.
The Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

4.
The Committee shall initially create and recommend for adoption by the Board corporate governance guidelines for the Company and, on an annual basis thereafter, review and reassess the adequacy of these guidelines and recommend any proposed changes to the Board for approval.

5.
The Committee shall annually review the succession planning recommendations for the Company’s senior executive officers, including but not limited to the Chief Executive Officer and will do so in concert with the Compensation and Stock Option Committee and the Chairman of the Board of Directors.

6.	The Committee may form and delegate authority to subcommittees when appropriate.

7.	At each meeting of the Board that follows a meeting of the Committee, the Chairman of the Committee shall report to the full Board on the matters considered at the last meeting(s) of the Committee.

8.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

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